United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 11, 2001


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada                1-3793               98-0085412
------------------------------       ------------       -------------------
(State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


                                 Not Applicable
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K


                         CANADA SOUTHERN PETROLEUM LTD.



Item 5.  Other Events

         The Board of Directors of the Company has accepted the resignation of Mr. David Blain as Secretary, Treasurer and Chief Financial Officer of the Company. Mr. Blain will continue to provide accounting services to the Company on a part time basis until his successor is elected by the Company's Board of Directors. Pending that election, Ben A. Anderson, President of the Company, will serve as Treasurer and Chief Financial Officer of the Company. Timothy L. Largay, a director of the Company, has been elected Secretary.

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CANADA SOUTHERN PETROLEUM LTD.
                                     (Registrant)



                            By  /s/ Ben A. Anderson
                                -----------------------------------
                                   Ben A. Anderson
                                   President


Date:  July 11, 2001